UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

 United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2026, United Fire Group, Inc. (the “Company” or “UFG”) announced that the Company’s Board of Directors appointed Teresa J. Brown as a Class C director, effective immediately. Ms. Brown has been appointed to the Risk Management and Audit Committees. Ms. Brown will stand for election by the Company's shareholders at the Company’s 2027 Annual Meeting of Shareholders. The Board of Directors has determined that Ms. Brown is an independent director.

The Board has determined that Ms. Brown is independent under the applicable Nasdaq listing standards and Rule 10A-3 under the Exchange Act

There are no arrangements or understandings between Ms. Brown and any other person pursuant to which she was appointed as a director, and there are no transactions between Ms. Brown and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Brown will be entitled to the standard compensation provided to the Company’s non-employee directors, as most recently described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 7, 2026.

Item 7.01. Regulation FD Disclosure

A copy of the Company’s press release announcing the cash dividend (as discussed below) and board appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01. Other Events.
At a meeting of the Board of Directors of UFG held on August 21, 2026, the directors declared a $0.20 per share quarterly cash dividend, which will be paid September 18, 2026 to common stock shareholders of record as of September 4, 2026. A copy of the Company’s related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit 99.1	Press release of United Fire Group, Inc. dated August 21, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	August 21, 2026	/s/ Kevin Leidwinger
Kevin Leidwinger, Chief Executive Officer

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